               EXHIBIT 99.3

BLUE HILL DATA SERVICES, INC. BUSINESS COMBINATION

Through a Stock Purchase Agreement, entered into as of October 10, 2007, the Company purchased the issued and outstanding capital stock of Blue Hill Data Services, Inc., a privately-held data center outsourcing services company, based in Pearl River, New York (“Blue Hill”).  At or about the closing date, the Company transferred approximately $11 million of value, as follows:  (i) cash payments to the current selling stockholders of approximately $6.6 million; (ii) a 15-month promissory note in the initial principal amount of $1 million, subject to offset in favor of the Company with respect to any claims for indemnity by the Company under the terms of the Stock Purchase Agreement; (iii) cash payment through Blue Hill in the amount of approximately $1.4 million to its former stockholder; and (iv) 2,666,666 shares of the Company’s restricted common stock valued at approximately $1.8 million (based upon the volume-weighted average closing bid price of the common stock during the ten consecutive trading days immediately preceding the closing).  The promissory note bears interest from and after January 1, 2009, at the rate of 9% per annum and is “secured” by a document to be held in escrow, styled as a confession of judgment.  The principal of the note, less any offsets, is, at the selling stockholders’ option, convertible into restricted shares of the Company’s common stock, the number of which is to be calculated in the same manner as the shares issued at closing were calculated.

The following unaudited pro forma financial information presents the combined results of operations of the Company and Blue Hill for the year ended December 31, 2006 and for the nine months ended September 30, 2007 as if the acquisition had occurred on January 1, 2006 and January 1, 2007, respectively.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)

				Pro forma
	BPO			BPO
	Management		Pro forma	Management
	Services, Inc.	Blue Hill	Adjustments	Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$706,197	$12,161	$-	$718,358
Accounts receivable	743,114	1,025,235	-	1,768,349
Inventory consisting of finished goods	37,960	-	-	37,960
Income taxes receivable	250,000	-	-	250,000
Prepaid expenses and other current assets	123,165	144,798	-	267,963
Total current assets	1,860,436	1,182,194	-	3,042,630

Equipment	509,929	877,224	-	1,387,153
Goodwill	4,009,223		10,431,130	14,440,353
Intangible assets	1,114,698	-	-	1,114,698
Other Assets	146,723	45,208	-	191,931
	$7,641,009	$2,104,626	$10,431,130	$20,176,765

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$322,778	$98,528	$-	$421,306
Current portion of capital lease obligations	170,976	-	-	170,976
Current portion of treasury stock loan payable	-	382,259	-	382,259
Accounts payable	1,381,243	162,906	-	1,544,149
Accrued expenses	725,935	133,408		859,343
Purchase price payable-short term	977,473	-	1,000,000	1,977,473
Line-of-credit	-	216,092	-	216,092
Deferred revenues	334,672	540,507	-	875,179
Related party notes payable	516,157	-	-	516,157
Severence obligations payable	543,291	-	-	543,291
Other current liabilities	25,491	-	-	25,491
Total current liabilities	4,998,016	1,533,700	1,000,000	7,531,716

Long-term debt, net of current portion	39,475	143,767	-	183,242
Treasury stock loan payable, net of current portion	-	1,320,397
Capital lease obligations, net of current portion	10,328	-	-	10,328
Purchase price payable-long term	179,579	-	-	179,579
Other long-term liabilities	33,115	-	-	33,115
Total liabilities	5,260,513	2,997,864	1,000,000	7,937,980

Stockholders equity:
Capital stock	125,594	-	26,667	152,261
Additional paid-in capital	6,462,928	(2,498,500)	9,404,463	13,368,891
Retained earnings (deficit)	(4,100,706)	1,605,262	-	(2,495,444)
Accumulated other comprehensive loss, foreign currency translation adjustments	(107,320)	-	-	(107,320)
Total stockholders ' equity	2,380,496	(893,238)	9,431,130	10,918,388
	$7,641,009	$2,104,626	$10,431,130	$18,856,368

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the purchase price payable, issuance of common stock and a corresponding entry to equity. All intercompany balances have been eliminated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006
(Unaudited)

				PRO FORMA
	BPO			BPO
	MANAGEMENT		PRO FORMA	MANAGEMENT
	SERVICES, INC.	BLUE HILL	ADJUSTMENTS	SERVICES, INC.

Revenues:
Enterprise content management	$2,713,769	$-	$-	$2,713,769
IT outsourcing services	1,833,052	6,826,667	-	8,659,719
Human resource outsourcing servicing	164,318	-	-	164,318

Total revenues	4,711,139	6,826,667	-	11,537,806

Operating expenses:
Cost of services provided	1,523,983	2,818,393	-	4,342,376
Selling, general and administrative	5,737,335	3,427,420	-	9,164,755
Research and development	19,491	-	-	19,491
Change in estimated severance liability	(223,726)	-	-	(223,726)
Share-based compensation	598,031	-	-	598,031

Total operating expenses	7,655,114	6,245,813	-	13,900,927

Income (loss) from operations	(2,943,975)	580,854	-	(2,363,121)

Interest expense (income)
Related parties	-	-	-	-
Amortization of related party debt discount	-	-	-	-
Other (net)	366,943	146,747	-	513,690
Other Expense (Income)	(10,732)	-	-	(10,732)

Total interest and other expense	356,211	146,747	-	502,958

Net income (loss)	$(3,300,186)	$434,107	$-	$(2,866,079)

Basic and diluted net income (loss) per share	$(0.39)	$0.16	$-	$(0.26)

Basic and diluted weighted average common	8,496,119	2,666,666		11,162,785

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(Unaudited)

				Pro forma
	BPO			BPO
	Management		Pro forma	Management
	Services, Inc.	Blue Hill	Adjustments	Services, Inc.
ASSETS
Current assets:
Cash and cash equivalents	$6,102,487	$35,571	$-	$6,138,058
Restricted cash	922,888	-	-	922,888
Accounts receivable	3,672,086	1,130,571	-	4,802,657
Inventory consisting of finished goods	184,220	-	-	184,220
Prepaid expenses and other current assets	287,628	52,272	-	339,900
Total current assets	11,169,309	1,218,414	-	12,387,723

Equipment	1,058,555	1,024,494	-	2,083,049
Goodwill	10,179,091	-	10,431,130	20,610,221
Intangible assets	960,751	-	-	960,751
Other Assets	33,155	51,000	-	84,155
	$23,400,861	$2,293,908	$10,431,130	$36,125,899

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of long-term debt	$141,943	$284,835	$-	$426,779
Current portion of capital lease obligations	132,263	-	-	132,263
Current portion of treasury stock loan payable	-	382,259
Accounts payable	2,327,226	230,027	-	2,557,252
Accrued expenses	1,266,252	56,594	-	1,322,846
Accrued interest-related party	9,450	-	-	9,450
Accrued dividend payable-related party	11,392	-	-	11,392
Amount due former shareholders of acquired companies	1,101,771	-	1,000,000	2,101,771
Income taxes payable	245,013	-	-	245,013
Deferred revenues	1,655,185	645,396	-	2,300,581
Related party notes payable	1,200,000	-	-	1,200,000
Severence obligations payable	272,912	-	-	272,912
Total current liabilities	8,363,407	1,599,111	1,000,000	10,580,259

Long-term debt, net of current portion	28,058	519,680	-	547,738
Treasury stock loan payable, net of current portion	-	1,036,536
Capital lease obligations, net of current portion	415,776	-	-	415,776
Total liabilities	8,807,241	3,155,327	1,000,000	11,543,773

Stockholders equity:
Capital stock	148,092	-	26,667	174,759
Additional paid-in capital	22,916,997	(2,498,500)	9,404,463	29,822,960
Retained earnings (deficit)	(8,032,969)	1,637,081	-	(6,395,888)
Accumulated other comprehensive loss, foreign currency translation adjustments	(438,500)	-	-	(438,500)
Total stockholders ' equity	14,593,620	(861,419)	9,431,130	23,163,331
	$23,400,861	$2,293,908	$10,431,130	$34,707,104

Pro forma adjustments: The adjustments reflect the booking of goodwill which resulted from the difference between net assets and net liabilities acquired with an entry for the purchase price payable, issuance of common stock and a corresponding entry to equity. All intercompany balances have been eliminated.

BPO MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007
(Unaudited)

				PRO FORMA
	BPO			BPO
	MANAGEMENT		PRO FORMA	MANAGEMENT
	SERVICES, INC.	BLUE HILL	ADJUSTMENTS	SERVICES, INC.

Revenues:
Enterprise content management	$5,866,997	$-	$-	$5,866,997
IT outsourcing services	2,861,891	5,640,064	-	8,501,955
Human resource outsourcing servicing	260,188	-	-	260,188

Total revenues	8,989,076	5,640,064	-	14,629,140

Operating expenses:
Cost of services provided	4,436,764	2,298,016	-	6,734,780
Selling, general and administrative	7,207,185	2,910,543	-	10,117,728
Research and development	261,738	-	-	261,738
Share-based compensation	258,861	-	-	258,861

Total operating expenses	12,164,548	5,208,559	-	17,373,107

Income (loss) from operations	(3,175,472)	431,505	-	(2,743,967)

Interest expense (income)
Related parties	89,819	-	-	89,819
Amortization of related party debt discount	594,029	-	-	594,029
Other (net)	76,045	119,111	-	195,156
Other Expense	(3,102)	(14,051)	-	(17,153)

Total interest and other expense	756,791	105,060	-	861,851

Net income (loss)	$(3,932,263)	$326,445	$-	$(3,605,818)

Basic and diluted net income (loss) per share	$(0.45)	$0.12		$(0.32)

Basic and diluted weighted average common	8,750,543	2,666,666		11,417,209